UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 13, 2005

WESTLAND DEVELOPMENT CO., INC.

(Exact Name of Registrant as Specified in Its Charter)

New Mexico

(State or Other Jurisdiction of Incorporation)

0-7775	85-0165021
Commission File Number)	(IRS Employer Identification No.)

401 Coors Blvd., NW Albuquerque, New Mexico	87121
(Address of Principal Executive Offices)	(Zip Code)

(505) 831-9600

(Registrant’s Telephone Number, Including Area Code)

                   N/A

(Former Name or Former Address, if Changed Since Last Reports)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR

Item 9.01.	Financial Statements and Exhibits.

This Form 8-K is filed for the purpose of furnishing the exhibit set forth in Exhibit 99.1 attached hereto and incorporated herein by reference

(c) Exhibits.

99.1 October 3, 2005 Press Release 99.2 December 13, 2005 Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTLAND DEVELOPMENT CO., INC.

Dated: December 13, 2005	By:	/S/ Barbara Page
Barbara Page Title: President

Exhibit 99.1, Incorporated herein by reference to the Current Report on Form 8-K dated September 30, 2005.

Exhibit 99.2. December 13, 2005 Press Release

FOR IMMEDIATE RELEASE - December 13, 2005

Westland Development Co., Inc., today reported the impossibility to complete the implementation of its September 30, 2005 Merger Agreement with ANM Holdings, Inc. without amendment to that agreement.

Westland Development Co., Inc. (“Westland”) reported that the Agreement and Plan of Merger entered into on September 30, 2005 (the “Merger Agreement’) with ANM Holdings, Inc. (“ANM”), pursuant to which ANM proposed to acquire all of the issued and outstanding common shares of Westland for $200.00 per share (the “Merger”) is no longer capable of being completed according to the terms of the Agreement.

The parties have discussed extending the Merger Agreement. If the Merger Agreement is amended and extended it will include a requirement for the approval of 2/3 of the outstanding shares of each class of Westland’s common stock and will likely extend the expiration date to March of 2006.

On December 8, 2005, ANM delivered to Westland a copy of it proposed Amended and Restated Agreement and Plan of Merger (“Amended Agreement”) for consideration by Westland’s Board of Directors. Westland’s Board of Directors will meet as promptly as possible to consider and accept or reject each of the proposed changes to the Merger Agreement. If any of the proposals are rejected by Westland’s board, ANM will be so informed and the agreement will be further amended or not amended by ANM to comply with the Boards concerns.

There can be no present assurance that Westland’s Board of Directors will agree to the Amended Agreement in its entirety. There can also be no estimate of when, if ever, ANM and Westland will sign an amendment and restatement to the Merger Agreement..

If the parties agree to the Amended Agreement, which at this time is their intent, Westland will immediately file a copy of the finalized Amended Agreement with the S.E.C.

Any Amended Agreement will continue to be conditioned upon customary closing conditions, but will include a requirement of the approval of holders of two-thirds of Westland’s outstanding no-par and Class B common shares, each voting as a class, to approve the sale. An Amended Agreement will continue to contain no financing contingencies and will continue to contain termination rights for both ANM and Westland and will continue to provide that upon termination of the Amended Agreement under certain circumstances, Westland may be required to pay ANM a break-up fee of $5 million.

If a special shareholder’s meeting is held to consider the sale proposed by the Amended Merger Agreement, that meeting and the completion of the Merger and sale of shares by the shareholders to ANM can not be completed before the latter part of March, 2006. Westland’s current board of directors will remain in office while the Merger is pending, but will resign if and when the Merger becomes effective.

Westland is a land holding and developing company that owns approximately 57,000 undeveloped acres of land on Albuquerque’s west side. It was formerly called the Town of Atrisco, a community land grant which was the successor to the Spanish Land Grant called the Atrisco Grant.

The information set forth above does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement and/or Amended Agreement which will be provided with the Proxy Statement that will be distributed to Westland’s shareholders.

In connection with the proposed Merger, Westland intends to file relevant materials with the Securities and Exchange Commission, including a proxy statement. INVESTORS AND SECURITY HOLDERS OF WESTLAND ARE URGED TO READ THESE MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT WESTLAND AND THE MERGER. The proxy statement and other relevant materials (when they become available) and any other documents filed by Westland with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by Westland by contacting Westland Development Co., Inc. Investor Relations at (505) 831-9600 or by written request mailed to Westland Development Co., Inc., Investor Relations, 401 Coors Blvd, NW, Albuquerque, NM 87121. Investors and security holders are urged to read the proxy statement and the other relevant materials when they become available before making any voting or investment decision with respect to the Merger.

Westland and its executive officers and directors may be deemed to be participating in the solicitation of proxies from the security holders of Westland in connection with the Merger. Information about the executive officers and trustees of Westland and the number of Westland’s common shares beneficially owned by these persons is set forth in Westland’s Form 10-KSB/A Annual Report for the year ended June 30, 2005, which was filed with the SEC on September 30, 2005. Investors and security holders may obtain additional information regarding the direct and indirect interests of Westland and its executive officers and directors in the Merger by reading the proxy statement regarding the Merger when it becomes available.

Statements about the expected timing, completion and effects of the Merger and all other statements in this release other than historical facts, constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Readers are cautioned not to place undue reliance on these forward-looking statements and any such forward-looking statements are qualified in their entirety by reference to the following cautionary statements. All forward-looking statements speak only as of the date hereof and are based on current expectations and involve a number of assumptions, risks and uncertainties that could cause the actual results to differ materially from such forward-looking statements. Westland may not be able to complete the Merger on the terms described above or other acceptable terms or at all because of a number of factors, including the failure to obtain shareholder approval or the failure to satisfy the other closing conditions. These factors will be more fully described in the proxy statement that Westland intends to file with the Securities and Exchange Commission.